(logo of Chase Vista Funds)

(logo of The Growth Fund of Wasington)



THE GROWTH FUND OF WASHINGTON



(illustration of the East Coast of the US with Washington/Maryland/Virginia highlighted)



Annual Report

December 31, 1999





Growth of a $10,000 Investment

(graph comparing the growth of a $10,000 investment in Standard and Poor's 500

Composite Index, The Growth Fund of Washington, and the Consumer Price Index

for ten years ended December 31, 1999)



YEAR           GFW               S&P 500           CPI
12/31/89       9425              10000             10000
12/31/90       7685               9689             10611
12/31/91       9711              12628             10936
12/31/92      11432              13588             11253
12/31/93      12863              14952             11562
12/31/94      11665              15155             11872
12/31/95      18827              20829             12173
12/31/96      19292              25599             12577
12/31/97      26346              34128             12791
12/31/98      32463              43861             12998
12/31/99      31116              53078             13347

Average Annual Total Return to December 31, 1999

       1 year    5 years  10 years

       -9.65%    20.25%    12.02%



The Fund's results reflect payment of the maximum sales charge of 5.75%, thus the net investment was $9,425.  All dividends and capital gain distributions are reinvested in additional shares without a sales charge.  The graph covers the ten year period ended December 31, 1999.  The indexes are unmanaged and do not reflect sales charges, commissions or expenses.  Past results are not predictive of future results.



Fund results in this letter were computed without a sales charge. Here are the total and average annual compound returns with all distributions reinvested for periods ended December 31, 1999, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods_10 years: +211.16%, or +12.02% a year; 5 years: +151.46%, or +20.25% a year; and 12 months: -9.65%.  Sales charges are lower for accounts of $100,000 or more.



THE FIGURES IN THIS REPORT REFLECT PAST RESULTS.  ALL INVESTMENTS ARE SUBJECT

TO CERTAIN RISKS. FOR EXAMPLE, THOSE WHICH INCLUDE COMMON STOCKS ARE AFFECTED

BY FLUCTUATING STOCK PRICES, SO YOU MAY GAIN OR LOSE MONEY BY INVESTING IN THE

FUND.  ACCORDINGLY, INVESTORS SHOULD MAINTAIN A LONG-TERM INVESTMENT

PERSPECTIVE.  FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED,

GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT

INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.





Fellow Shareholders



Nineteen ninety nine proved to be a mercurial year for securities markets in general and for Washington area stocks in particular. The Fund's net asset value was $28.23 on December 31, 1999 from $30.86 on December 31, 1998, down

-4.15% on a total return basis, which includes reinvestment of income dividends of 8.0 cents per share and a long-term capital gain distribution of 67.0 cents.

For the same period, the total return on the unmanaged Standard & Poor's 500

Composite Index (S&P 500) was 21.01%. Although the S&P posted double-digit returns for the year, a very narrow group of stocks, principally technology stocks, accounted for much of the gains: more than half of the S&P 500 stocks were down for the year, and over 92% of the S&P 500 stocks were up less than two percent for the year.



With the Federal Reserve raising interest rates three times during the year and the narrow nature of market leadership, it was a challenging environment for

the Fund.   Of the top five holdings, only one, Capital One Financial Corp.,

was up for the year. We continue to believe that stock market performance will follow business performance over the longer term.



On December 31, 1999, The Growth Fund of Washington held securities of 27 companies in 13 industry groups.  The Fund's five largest holdings,

representing 43.58% of net assets, were Freddie Mac (11.82%); Fannie Mae

(11.49%); The Washington Post Co., Class B (7.97%); Capital One Financial
Corp.

(6.43 %); and SunTrust Banks, Inc. (5.87%).



Since our last report to you six months ago, four companies were added to the

Fund's portfolio: Washington, DC-based CAIS Internet Services, Inc., a leading broadband access solutions company, and provider of comprehensive high speed

Internet solutions; Celera Genomics, headquartered in Rockville, MD, and a leading source of genomic and related medical and agricultural information;

United Parcel Service, Inc., the world's largest express carrier and package delivery company and a leading global provider of specialized transportation and logistics services; and Winstar Communications Inc., a facilities-based provider of telecommunications services primarily to businesses in over 30 major markets in the United States, including Washington, DC.



The Growth Fund of Washington eliminated the following holdings during this period: Coventry Health Care; Human Genome Sciences, Inc.; and United Payors

and United Providers.



With the overall market dominated by a few sectors that are at historic highs,

one can expect increased price volatility. We encourage you to maintain a long-term perspective toward your holdings. We welcome your comments, as always, and look forward to reporting to you again in six months.



Sincerely,



          (signature)         (signature)         (signature)

      James H. Lemon, Jr.   Harry J. Lister    Jeffrey L. Steele

           Chairman          Vice Chairman         President



February 16, 2000





Investment Portfolio as of December 31, 1999




                                                           Number
Industry                                                   of       Market          Percent of
Group          Securities<F1>                              Shares   Value           Net Assets     Net Assets


Aerospace      Lockheed Martin Corp.                       97,126   $ 2,124,631     3.05%

               Bethesda-based defense/aerospace company

               that designs and services communication

               and information systems.



Banking        Bank of America Corp.                      44,400      2,228,325      3.20

               Multi-bank holding company with

               operations in many states and Washington,

               DC with $633 billion in assets.



               Capital One Financial Corp.               93,000       4,481,437      6.43

               Northern Virginia-based general purpose

               credit card issuer, with $20.2 billion in

               managed loans.



               First Union Corporation                  72,600        2,382,188      3.42

               Leading financial services company with

               assets of $253 billion, serving 16 million

               corporate and retail customers in investment

               and mortgage banking.



               Provident Bankshares Corporation        54,754           947,929      1.36

               Baltimore-based bank holding company for

               Provident Bank.



               SunTrust Banks, Inc.                    59,520         4,095,720      5.87

               Tenth largest banking company; branches

               across six states and Washington, DC

               with $95.4 billion in assets.



               TOTAL                                                 14,135,599     20.28



Biotechnology  Celera Genomics<F2>                     20,000         2,980,000      4.27

               Rockville, Maryland-based leading

               source of genomic and related medical

               and agricultural information.



Computer       American Management Systems, Inc.<F2>  44,000          1,380,500      1.98

Services &     Northern Virginia-based leading supplier

Hardware       of information technologies.



               CAIS Internet Services, Inc<F2>        14,500            514,750       .74

               Washington, DC-based leading broadband

               access solutions company, and provider of

               comprehensive high speed Internet solutions.



               MICROS Systems, Inc.<F2>               31,000          2,294,000      3.29

               Maryland-based manufacturer and marketer

               of systems and software for the hospitality

               industry.



               TOTAL                                                  4,189,250      6.01



Financial      Fannie Mae                           128,320           8,011,980     11.49

Services       Washington, DC-based, the largest

               residential mortgage funding operation

               through the secondary market.



               Freddie Mac                          175,200           8,245,350     11.82

               Northern Virginia-based company which

               purchases, securitizes and guarantees

               mortgages.



               TOTAL                                                 16,257,330     23.31



Health         Trigon Healthcare, Inc.<F2>          31,700              935,150      1.34

Services       Richmond-based managed health care

               company serving approximately

               2 million members.



Information    America Online, Inc.<F2>            10,000               754,375      1.08

Services       Herndon, Virginia-based leader in

               interactive services, web brands, internet

               technologies, and e-commerce services.



Manufacturing  The Black & Decker Corp.            10,000               522,500        .75

               Maryland-based manufacturer and marketer

               of a wide range of products sold to residential

               and commercial markets in over 100 countries.



               Danaher Corp.                       50,000             2,412,500      3.46

               Washington, DC-based manufacturer of

               hand tools, automotive & transportation

               equipment, and process & environmental

               controls.



               TOTAL                                                  2,935,000      4.21



Publishing &   The Washington Post Co., Class B    10,000                 5,558,750      7.97

Communications Washington, DC-based company that

               publishes "The Washington Post" and

               "Newsweek"; owns several TV stations

               and over 60 cable TV systems.



Retail         Circuit City Stores, Inc.          70,000              3,154,375      4.52

               Richmond-based retailer of audio, video and

               brand name consumer electronic products,

               with a presence in the new and used car

               market through CarMax.



Telecommuni-   American Tower Corp.<F2>           63,500              1,940,719      2.78

cations        Owns and operates more than 10,100

               wireless communication towers in the

               United States and Mexico.



               Bell Atlantic Corp.                56,000              3,447,500      4.94

               Holding company for the mid-Atlantic

               telephone companies, serving a multi-state

               area and Washington, DC.



               MCI WorldCom, Inc.                 30,000              1,591,875      2.28

               A global business telecommunications

               company operating in more than 50 countries,

               providing fully integrated local, long

               distance international, and Internet services.



               PRIMUS Telecommunications
               Group, Inc.<F2>                   40,000               1,530,000      2.19

               Vienna, Virginia-based provider of domestic

               and international long-distance switched

               voice, data, private network and value-

               added services.



               Qwest Communications
               International Inc.<F2>            69,966               3,008,538      4.31

               A leader in reliable, scalable and secure

               broadband Internet-based data, voice and

               image communications for businesses

               and consumers.



               Winstar Communications, Inc<F2>    5,000                 374,375       .54

               A facilities-based provider of telecom-

               munications services primarily to

               businesses in over 30 major markets in the

               United States, including Washington, DC.



               TOTAL                                                 11,893,007     17.04



Transportation CSX Corp.                         70,000               2,196,250      3.15

               Richmond-based holding company for

               transportation and natural resources with

               railroad, trucking, pipeline, and ocean

               shipping units.



               United Parcel Service, Inc.         300                   20,700       .03

               The world's largest express carrier and

               package delivery company and a leading

               global provider of specialized transportation

               and logistics services.



               TOTAL                                                  2,216,950      3.18



Utilities      Columbia Energy Group             15,000                 948,750      1.36

               Reston, Virginia-based utility holding

               company with more than $7 billion in

               assets, engaged in all phases of the natural

               gas business; serves 7 million customers in

               15 states and Washington, DC.



               TOTAL INVESTMENT SECURITIES

               (cost: $18,070,290)                                   68,083,167     97.62

               Cash and receivables over payables                     1,657,388       2.38



               NET ASSETS                                           $69,740,555   100.00%




<F1>Securities listed are common stocks unless otherwise indicated.

<F2>Indicates security which has not paid dividends during the preceding twelve months.





See Notes to Financial Statements



Statement of Assets and Liabilities

as of December 31, 1999



Assets       Investment in securities,

               at market (cost: $18,070,290)            $68,083,167

             Cash                                         1,734,991

             Dividends receivable                             2,065

             Receivable for Fund's shares sold               49,306

             Other assets                                    28,025
                                                                   $69,897,554



Liabilities  Payable for adviser and management services     41,675

             Payable for distribution plan                   33,451

             Payable for Fund's shares repurchased           48,899

             Accounts payable and accrued expenses           32,974
                                                                       156,999



Net Assets   Capital stock

               ($.01 par value, 2,418,613 shares

               outstanding, 25,000,000 authorized)           24,186

             Paid-in capital                             19,682,790

             Undistributed investment income                 20,702

             Unrealized gains                            50,012,877
                                                                   $69,740,555



             Net asset value per share                                  $28.83



See Notes to Financial Statements



Statement of Operations

for the year ended December 31, 1999



Investment Income

             Income:

               Dividends                              $     975,183

               Interest and amoritization                   107,108

                                                                    $1,082,291

             Expenses:

               Investment adviser fee                       272,869

               Business management fee                      248,226

               Distribution expenses                        144,611

               Transfer agent fee                            76,542

               Auditing and legal fees                       23,201

               Custodian fee                                 37,025

               Directors' fees                                8,000

               Postage, stationery and supplies               3,543

               Reports to shareholders                      18,392

               Registration and prospectus                   13,773

               Other                                         18,160    864,342

             Net investment income                                     217,949



Realized and Unrealized Gain on Investments

             Net realized gain on equities, identified

               cost basis                                 1,576,252

             Net change in unrealized gain              (4,994,866)

               Net realized and change in unrealized

                 gain on investments                               (3,418,614)



             Net decrease in net assets resulting from

               operations                                         $(3,200,665)



See Notes to Financial Statements





Statement of Changes in Net Assets

                                         For the year ended December 31,

                                                        1999          1998

Increase in Net Assets

     Operations:

       Net investment income                         $   217,949     $ 181,833

       Net realized gain on equity investments         1,576,252     2,941,788

     Net change in unrealized gain on

         investments                                 (4,994,866)    11,385,760

       Net increase (decrease) in net assets

         resulting from operations                   (3,200,665)    14,509,381



     Dividends and Distributions Paid to

       Shareholders:

       Dividends from net investment income            (194,252)     (169,899)

       Distributions from net realized gains         (1,584,805)   (2,883,033)

         Total                                       (1,779,057)   (3,052,932)



     Capital Stock Transactions:

       Net increase (decrease) in net assets

         resulting from capital stock transactions   (3,147,871)     4,762,643

     Total increase (decrease) in net assets         (8,127,593)    16,219,092



     Net Assets:

       Beginning of year                              77,868,148    61,649,056

       End of year                                   $69,740,555   $77,868,148



See Notes to Financial Statements





Financial Highlights

for a share outstanding throughout the fiscal year

                                                              For the year
ended December 31,

                                        1999   1998   1997   1996     1995


Net asset value, beginning of year      $30.86 $26.09 $20.00 $18.19   $13.32

Income from investment operations:

  Net investment income                    .08    .08    .09    .07      .14

  Net realized and unrealized
     gain (loss) on investment           (1.36)  5.95   7.20   2.60     5.72

    Total from investment operations     (1.28)  6.03   7.29   2.67     5.86



Less Distributions:

  Dividends (from net investment
             income)                      (.08)  (.07) (.09)   (.07)    (.14)

  Distributions (from capital gains)      (.67) (1.19)(1.11)   (.79)    (.85)

    Total distributions                   (.75) (1.26)(1.20)   (.86)    (.99)

Net asset value, end of year            $28.83 $30.86 $26.09 $20.00   $18.19



Total return<F1>                       (4.15)% 23.22% 36.56%  14.65%   44.25%



Ratios/supplemental data:

  Net assets,
    end of year (in thousands)      $69,741  $77,868 $61,649  $48,801  $45,397

  Ratio of expenses
    to average net assets             1.18%    1.24%   1.25%    1.42%    1.46%

  Ratio of net income
    to average net assets              .30%     .26%    .35%     .35%     .87%

Portfolio turnover rate               8.07%   11.17%  13.03%   24.20%   25.65%




<F1>Excludes maximum sales charge of 5.75% of the Fund's offering price..





See Notes to Financial Statements



Notes to Financial Statements



Note 1 _ Summary of Significant Accounting Policies



The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985.  The Fund is registered under the Investment Company Act of

1940 (the "Act"), as amended, as an open end, diversified investment company.

The Fund's objective is to provide for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia.  Washington Investment

Advisers, Inc. ("WIA") is the Fund's investment adviser (the "Investment

Adviser").  Washington Management Corporation ("WMC") is the Fund's business manager (the "Business Manager").  The Investment Adviser and the Business

Manager are wholly owned subsidiaries of The Johnston-Lemon Group,

Incorporated.  Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.



Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded.  Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price.  Short-term obligations with maturities of 60 days or less are valued at amortized cost,

which approximates market value.  Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.



Repurchase Agreements:  In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.

If the seller defaults, and the fair value of the collateral declines,

realization of the collateral by the Fund may be delayed or limited.



Securities Transactions and Investment Income:  Securities transactions are recorded on a trade date basis.  Realized gain and loss from securities transactions are recorded on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.



Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank.

The custodian fee of $37,025 includes $4,622 that was paid by these credits rather than in cash.



Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders.  Therefore, no Federal income tax provision is required. The Fund reclassified $27,449 from undistributed earnings to paid-in capital during the year. Cost of securities for tax purposes is the same as for financial reporting purposes.



Note 2 _ Investment Adviser and Business Management Fees and Other

Transactions with Affiliates



WIA was paid a fee of $272,869 for investment management services.  The

Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's net assets up to $100,000,000,

decreasing to 0.35% on the net assets in excess of $100,000,000.  WMC was paid a fee of $248,226 for business management services.  The Business Management

Agreement provides for monthly fees, accrued daily, based on an annual rate of

0.375% on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000.  The Fund pays all expenses not assumed by the

Investment Adviser or Business Manager.



Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund's net assets.  Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.



Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The

Johnston-Lemon Group, Incorporated, earned $90,682 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.  Sales charges are not an expense of the Fund and, hence,

are not reflected in the accompanying Statement of Operations.



All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.



Note 3 _ Investment Transactions



The Fund made purchases of investment securities, other than short-term securities, of $5,721,644 and sales of $9,720,609 during the year ended

December 31, 1999.  Net unrealized gains at December 31, 1999 included unrealized gains of $50,012,877 and no unrealized losses.



Note 4 _ Investment Transactions



Transactions in capital stock were:

                                                        For the year ended

                                                           December 31,

                                                        1999          1998

In shares:

Shares sold                                             94,465       238,097

Shares issued in reinvestment of dividends              55,199        92,251

Total shares issued                                    149,664       330,348

Shares redeemed                                      (254,718)     (169,144)

Net increase (decrease)                              (105,054)       161,204



In dollars:

Shares sold                                         $2,837,075    $6,750,474

Shares issued in reinvestment of dividends           1,593,468     2,777,562

Total shares issued                                  4,430,543     9,528,036

Shares redeemed                                    (7,578,414)   (4,765,393)

Net increase (decrease)                           $(3,147,871)    $4,762,643



Report of Independent Accountant



The Board of Directors and Shareholders

The Growth Fund of Washington, Inc. / Washington, DC



We have audited the accompanying statement of assets and liabilities and investment portfolio of The Growth Fund of Washington, Inc. as of December 31,

1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We conducted our audits in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of December 31, 1999,

 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of Washington, Inc. as of December 31, 1999, the

results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.



                                                  JOHNSON LAMBERT & CO.

                                                       (signature)



Bethesda, MD

January 13, 2000



Tax Information (unaudited)



We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.  The distributions made during the fiscal year by the

Fund were earned from the following sources:

                                           Dividends and Distributions Per
Share

To Shareholders                                From Net       From Net
Realized

of Record              Payment Date        Investment Income   Long-Term Gains



June 18, 1999          June 21, 1999             $.04                _

December 30, 1999      December 31, 1999         $.04               $.67



The Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.



Corporate shareholders may exclude up to 70% of qualifying dividends received during the year.  For purposes of computing this exclusion, 100% of the dividends paid by the Fund from net investment income represent qualifying dividends.



Dividends and distributions received by retirement plans such as IRAs,

Keogh-type plans, and 403(b) plans need not be reported as taxable income.

However, many retirement plan trusts may need this information for their annual information reporting.



Shareholders should consult their tax adviser.



(logo The Growth fund of Washington)



THE GROWTH FUND OF WASHINGTON



Board of Directors

James H. Lemon, Jr.

Chairman

Chairman of the Board and

Chief Executive Officer,

The Johnston-Lemon Group, Incorporated



Harry J. Lister

Vice Chairman

President, Washington

Management Corporation



Cyrus A. Ansary

President, Investment

Services International

Co. LLC



T. Eugene Smith

President,

T. Eugene Smith Inc.



Leonard P. Steuart, II

Vice President,

Steuart Investment Co.



Margita E. White

President, Association

for Maximum Service

Television Inc.



Officers



Jeffrey L. Steele

President



Stephen Hartwell

Executive Vice President



Howard L. Kitzmiller

Senior Vice President,

Secretary and Treasurer



Prabha S. Carpenter

Senior Vice President



Lois A. Erhard

Vice President



Ralph S. Richard

Vice President



Michael W. Stockton

Assistant Vice President,

Assistant Secretary and Assistant Treasurer



J. Lanier Frank

Assistant Vice President



(logo Chase Vista Funds)



Chase Vista Service Center

P.O. Box 219392

Kansas City, MO 64121-9392

1-800-34-VISTA



Office of the Fund and Business Manager



Washington Management Corporation

1101 Vermont Avenue, NW

Washington, DC 20005

(202) 842-5665



Investment Adviser



Washington Investment Advisers, Inc.

1101 Vermont Avenue, NW

Washington, DC 20005



Custodian



The Chase Manhattan Bank

One Chase Manhattan Plaza

New York, NY 10081



Transfer Agent



DST Systems, Inc

127 West 10th Street

Kansas City, MO 64105

(800)-34-VISTA



Distributor



Vista Fund Distributors, Inc.

125 West 55th Street

New York, NY 10019



Counsel



Thompson, O'Donnell, Markham, Norton & Hannon

805 Fifteenth Street, NW

Washington, DC 20005



Independent Accountants



Johnson Lambert & Co.

7500 Old Georgetown Road

Bethesda, MD 20814



This report is for the information of the shareholders of The Growth Fund of

Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges,

expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.



Vista Fund Distributors, Inc. is unaffiliated with The Chase Manhattan Bank.



GFW-2-1299



(indecia)

Bulk Rate

U.S. Postage

PAID

Rockville, MD

Permit No. 3539



The Growth Fund of Washington, Inc.

1101 Vermont Avenue, NW

Washington, DC 20005